                             THE ARCH FUND(R), INC.

                        THE ARCH EQUITY INCOME PORTFOLIO
                   THE ARCH NATIONAL MUNICIPAL BOND PORTFOLIO
              THE ARCH SHORT-INTERMEDIATE CORPORATE BOND PORTFOLIO

                    INVESTOR A SHARES AND INVESTOR B SHARES

For information, write:                        Or call your investment
P.O. Box 78069                                 representative or
St. Louis, Missouri 63178                      the ARCH Funds' Service Center
                                               at 1-800-551-3731

     The ARCH Fund, Inc. is an open-end management investment company authorized to issue Shares in fifteen investment portfolios. This Prospectus describes the Investor A Shares of the ARCH EQUITY INCOME, NATIONAL MUNICIPAL BOND and SHORT-INTERMEDIATE CORPORATE BOND PORTFOLIOS and the Investor B Shares of the EQUITY INCOME and NATIONAL MUNICIPAL BOND PORTFOLIOS. Investor A Shares and Investor B Shares are sold through selected broker/dealers and other financial intermediaries to individual or institutional customers. Investor A Shares are sold with a front-end sales charge. Investor B Shares are sold with a contingent deferred sales charge.

     THE ARCH EQUITY INCOME PORTFOLIO'S investment objective is to seek to provide an above-average level of income consistent with long-term capital appreciation. Features of the Portfolio include:

          - Objective of Above Average Income and Long-Term Capital Appreciation
          - Emphasis on Equity Investments Providing Dividend Income

     THE ARCH NATIONAL MUNICIPAL BOND PORTFOLIO'S investment objective is to seek as high a level of current income exempt from regular federal income tax as is consistent with conservation of capital. Features of the Portfolio include:

          - Objective of Income Exempt From Regular Federal Income Tax
          - Potential Yield that is Higher than a Short-Term Municipal Fund with Greater Price Volatility

     THE ARCH SHORT-INTERMEDIATE CORPORATE BOND PORTFOLIO'S investment objective is to seek as high a level of current income as is consistent with preservation of capital. Features of the Portfolio include:

          - Potential Yield that is Higher than a Money Market Fund but a Lower Potential Yield with Less Price Volatility than a Long-Term Corporate Bond Fund
          - Average Weighted Maturity Between Two and Five Years

     Mississippi Valley Advisors Inc. ("MVA" or the "Adviser"), a wholly-owned subsidiary of Mercantile Bank of St. Louis National Association ("Mercantile") acts as investment adviser for the Portfolios; Mercantile serves as custodian; BISYS Fund Services Ohio, Inc. (the "Administrator") serves as administrator; and BISYS Fund Services (the "Distributor") serves as sponsor and distributor.

     This Prospectus sets forth concisely certain information about the Portfolios that prospective investors should know before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Portfolios, contained in a Statement of Additional Information dated May 13, 1996 (as revised October 25, 1996), has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. An investor may obtain the Statement of Additional Information without charge by writing the Fund at P.O. Box 78069, St. Louis, Missouri 63178 or by calling 1-800-551-3731.

     Portfolio Shares are not bank deposits, are not federally insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency, and are not the obligations of or guaranteed or otherwise supported by any bank. An investment in the Portfolios involves investment risk, including possible loss of principal.

                            ------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                  MAY 13, 1996
                         (AS REVISED OCTOBER 25, 1996)

                                   HIGHLIGHTS

     The ARCH Fund, Inc. (the "Fund") is an open-end management investment company (commonly known as a mutual fund) registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers investment opportunities in fifteen investment portfolios. This Prospectus relates to three of those portfolios: the ARCH EQUITY INCOME, NATIONAL MUNICIPAL BOND and SHORT-INTERMEDIATE CORPORATE BOND PORTFOLIOS (the "Portfolios"). In addition, the Fund offers investment opportunities in the ARCH Money Market, Treasury Money Market, Tax-Exempt Money Market, Growth & Income Equity, Emerging Growth, International Equity, Balanced, Government & Corporate Bond, U.S. Government Securities, Short-Intermediate Municipal, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios, which are described in separate Prospectuses. Each Portfolio represents a separate pool of assets with different investment objectives and policies (as described below under "Investment Objectives, Policies and Risk Considerations"). MVA serves as adviser, Mercantile as custodian, BISYS Fund Services Ohio, Inc. as administrator, and BISYS Fund Services as sponsor and distributor. (For information on expenses, fee waivers and services, see "Certain Financial Information," "Financial Highlights" and "Management of the Fund.")

     The following information generally describes the Portfolios and their investment objectives. There can be no assurance that the Portfolios will be able to achieve their investment objectives.

     The Equity Income Portfolio is designed for investors who seek an above-average level of income consistent with long-term capital appreciation, and who are willing to accept the risks associated with an investment in equity securities.

     The National Municipal Bond Portfolio is designed for investors who seek current income that is exempt from regular federal income tax and relative stability of principal.

     The Short-Intermediate Corporate Bond Portfolio is designed for investors who seek higher current income than is typically offered by money market funds with less principal volatility than is normally associated with a long-term bond fund.

     Investors should note that one or more of the Portfolios may, subject to their investment policies and limitations, purchase variable and floating rate instruments, enter into repurchase agreements and reverse repurchase agreements, make securities loans, acquire the securities of foreign issuers, invest in options and futures, and make limited investments in illiquid securities and securities issued by other investment companies. These investment practices involve investment risks of varying degrees. For example, the absence of a secondary market for a particular variable or floating rate instrument could make it difficult for a Portfolio to dispose of an instrument if the issuer were to default on its payment obligation. Default by a counterparty to a repurchase agreement or securities lending transaction could expose a Portfolio to loss because of adverse market action or possible delay in disposing of the underlying collateral. Reverse repurchase agreements are subject to the risk that the market value of the securities sold by a Portfolio will decline below the repurchase price which the Portfolio is obligated to pay. Foreign securities entail certain inherent risks, such as future political and economic developments and the adoption of foreign government restrictions, that might adversely affect payment of dividends or principal and interest. Purchasing options is a specialized investment technique which entails a substantial risk of loss of amounts paid as premiums to option writers. Investments in futures and related options are subject to the ability of the Adviser to correctly predict movements in the direction of the market and there is no assurance that a liquid market will exist for a particular futures contract at any particular time. In addition, each Portfolio may engage in short-term trading, which may also involve greater risk and increase the Portfolio's expenses. The National Municipal Bond Portfolio may also, under certain unusual market or economic conditions, make limited investments in securities the income on which may be subject to federal income tax. See "Investment Objectives, Policies and Risk Considerations" below and the Statement of Additional Information under "Investment Objectives and Policies."

     The Fund offers investors the opportunity to invest in a variety of professionally managed investments without having to become involved with detailed management, accounting and safekeeping procedures normally related to direct investments in securities. The Fund also offers the economic advantages of block trading in securities and the availability of a family of fifteen mutual funds should your investment goals change.

     This Prospectus describes the Investor A Shares and/or Investor B Shares of the Portfolios. Investor A Shares are sold with a front-end sales charge. Investor B Shares are sold with a contingent deferred sales charge. For information on purchasing, exchanging or redeeming Investor A and Investor B Shares of these Portfolios, please see "How to Purchase and Redeem Shares" below. For a discussion comparing Investor A Shares and Investor B Shares, please see "Characteristics of Investor A Shares and Investor B Shares," and "Factors to Consider When Selecting Investor A Shares or Investor B Shares" on pages 28 and 29, respectively.

                         CERTAIN FINANCIAL INFORMATION

     Shares of the Equity Income Portfolio have been classified into four classes of Shares -- Trust Shares, Institutional Shares, Investor A Shares and Investor B Shares; Shares of the National Municipal Bond Portfolio have been classified into three classes of Shares -- Trust Shares, Investor A Shares and Investor B Shares; and Shares of the Short-Intermediate Corporate Bond Portfolio have been classified into three classes of Shares -- Trust Shares, Institutional Shares and Investor A Shares. Shares of each class in a Portfolio represent equal, pro rata interests in the investments held by that Portfolio and are identical in all respects, except that Shares of each class bear separate distribution and/or shareholder administrative servicing fees and certain other operating expenses, and enjoy certain exclusive voting rights on matters relating to these fees. (See "Other Information Concerning the Fund and Its Shares," "Management of the Fund -- Distribution and Services Plans" and "Management of the Fund -- Custodian and Transfer Agent" below.) As a result of payments for distribution and/or shareholder administrative servicing fees and certain other operating expenses that may be made in differing amounts, the net investment income of Trust Shares, Institutional Shares, Investor A Shares and/or Investor B Shares in a Portfolio can be expected, at any given time, to be different.

              EXPENSE SUMMARY FOR INVESTOR A AND INVESTOR B SHARES

                                                                                                          SHORT-
                                                                                NATIONAL               INTERMEDIATE
                                                 EQUITY                        MUNICIPAL                CORPORATE
                                                 INCOME                           BOND                     BOND
                                               PORTFOLIO                       PORTFOLIO                PORTFOLIO
                                       --------------------------      --------------------------      ------------
                                       INVESTOR A      INVESTOR B      INVESTOR A      INVESTOR B       INVESTOR A
                                       ----------      ----------      ----------      ----------      ------------
SHAREHOLDER TRANSACTION EXPENSES
Front-End Sales Load Imposed on
  Purchases (as a percentage of
  offering price)1..................      4.5%            NONE            4.5%            NONE              2.5%
DEFERRED SALES CHARGE2
  (as a percentage of original
  purchase price or redemption
  proceeds, whichever is lower).....      NONE            5.0%             NONE           5.0%              NONE
ANNUAL PORTFOLIO OPERATING EXPENSES
  (as a percentage of average
  net assets)
  Investment Advisory Fees
  (net of fee waivers)3.............       .00%            .00%            .00%            .00%             .00%
  12b-1 Fees, including distribution
    and services fees
    (after fee waivers)4............       .30%           1.00%            .20%           1.00%             .30%
  Other Expenses (including
    administration fees and other
    expenses) (net of fee waivers
    and expense reimbursements)5,6..       .20%            .20%            .20%            .20%             .21%
                                       -------         -------         -------         -------         --------
TOTAL PORTFOLIO OPERATING EXPENSES
  (after fee waivers and expense
  reimbursements)6..................       .50%           1.20%            .40%           1.20%             .51%
                                       =======         =======         =======         =======          =======

---------------

1 Reduced sales charges may be available. See "How to Purchase and Redeem
  Shares."

2 This amount applies to redemptions during the first year. The deferred sales charge decreases to 4.0%, 3.0%, 3.0%, 2.0% and 1.0% for redemptions made during the second through sixth years, respectively. No deferred sales charge is charged after the sixth year. See "How to Purchase and Redeem Shares."

3 Without fee waivers, advisory fees for the Equity Income, National Municipal
  Bond and Short-Intermediate Corporate Bond Portfolios would be .75%, .55%, and .55%, respectively.

4 Without fee waivers, 12b-1 fees (including distribution and service fees) for Investor A Shares of the National Municipal Bond Portfolio would be .30%.

5 Without fee waivers, administration fees for each Portfolio would be .20%.

6 Without fee waivers and expense reimbursements, Other Expenses would be .30%, .30% and .31% for Investor A Shares of the Equity Income, National Municipal Bond and Short-Intermediate Corporate Bond Portfolios, respectively, and .30% and .30% for Investor B Shares of the Equity Income and National Municipal Bond Portfolios, respectively, and Total Portfolio Operating Expenses would be 1.35%, 1.15% and 1.16% for Investor A Shares of the Equity Income, National Municipal Bond and Short-Intermediate Corporate Bond Portfolios, respectively, and 2.05% and 1.85% for Investor B Shares of the Equity Income and National Municipal Bond Portfolios, respectively.

EXAMPLE

                                                                             1 YEAR      3 YEARS
                                                                             ------      -------
You would pay the following expenses on a $1,000 investment, assuming (1)
  a 5% annual return and (2) redemption at the end of each period:
  Equity Income Portfolio
     Investor A Shares1...................................................    $50         $60
     Investor B Shares
       Assuming complete redemption at end of period2.....................    $62         $68
       Assuming no redemption.............................................    $12         $38
  National Municipal Bond Portfolio
     Investor A Shares1...................................................    $49         $57
     Investor B Shares
       Assuming complete redemption at end of period2.....................    $62         $68
       Assuming no redemption.............................................    $12         $38
  Short-Intermediate Corporate Bond Portfolio
     Investor A Shares1...................................................    $30         $41

---------------

1 Assumes deduction at time of purchase of maximum applicable front-end sales charge.

2 Assumes the deduction of maximum applicable deferred sales charge.


     THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. THE PORTFOLIOS ARE NEW AND ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. Information about the actual performance of the Portfolios will be contained in the Fund's future Annual Reports to Shareholders, which may be obtained without charge when they become available by contacting the Fund at the address or telephone number provided on the cover page of this Prospectus.

     The purpose of the foregoing tables is to assist in understanding the various costs and expenses that an investor in a Portfolio's Investor A Shares or Investor B Shares will bear directly or indirectly. The tables reflect the expenses which the Portfolios expect to incur during the next twelve months on their Investor A Shares and/or Investor B Shares. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" in this Prospectus and the Statement of Additional Information.) The Tables and Examples have not been audited by the Fund's independent auditors and do not reflect any charges that may be imposed by financial institutions on their customers.

     Because of the payments for distribution services (12b-1 fees) under the Distribution and Services Plans as shown in the above table, long-term shareholders of Investor A Shares and Investor B Shares may pay more than the economic equivalent of the maximum front-end sales load permitted by the National Association of Securities Dealers, Inc.

            INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS

     The investment objective of a Portfolio may not be changed without the affirmative vote of a majority of the outstanding Shares of the Portfolio. Although management will use its best efforts to achieve the investment objective of each Portfolio, there can be no assurance that it will be able to do so.

THE EQUITY INCOME PORTFOLIO

     The Equity Income Portfolio's investment objective is to seek to provide an above-average level of income consistent with long-term capital appreciation. In pursuing its investment objective, the Portfolio intends to invest, under normal market and economic conditions, substantially all of its assets in common stock, preferred stock, rights, warrants, and securities convertible into common stock. The Adviser will select stocks based on a number of quantitative factors, including dividend yield, current and future earnings potential compared to stock prices, total return potential and other measures of value, such as cash flow, asset value or book value, if appropriate. Stocks purchased for the Portfolio generally will be listed on a national securities exchange or will be unlisted securities with an established over-the-counter market. A convertible security may be purchased for the Portfolio when, in the Adviser's opinion, the price and yield of the convertible security is favorable as compared to the price and yield of the common stock. The stocks or securities in which the Portfolio invests may be expected to produce an above average level of income (as measured by the Standard & Poor's 500 Index). Under normal market and economic conditions, at least 65% of the Portfolio's total assets will be invested in income-producing equity securities.

     The Portfolio may indirectly invest in foreign securities through the purchase of American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") but will not do so if, immediately after and as a result of the purchase, the value of ADRs and EDRs would exceed 15% of the Portfolio's total assets. (For further information, see "Other Applicable
Policies -- Foreign Securities" below and the Statement of Additional Information under "Investment Objectives and Policies -- ADRs and EDRs.")

     The Portfolio reserves the right to hold as a temporary defensive measure during abnormal market or economic conditions up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 13 months or less) at such times and in such proportions as, in the opinion of the Adviser, such abnormal market or economic conditions warrant. Short-term obligations in which the Portfolio may invest include money market instruments, such as commercial paper and bank obligations, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements.

THE NATIONAL MUNICIPAL BOND PORTFOLIO

     The National Municipal Bond Portfolio's investment objective is to seek as high a level of current income exempt from regular federal income tax as is consistent with conservation of capital. In pursuing its investment objective, the Portfolio intends to invest, under normal market and economic conditions, substantially all of its assets in investment-grade debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective political subdivisions, agencies, instrumentalities and authorities the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from regular federal income tax (collectively, "Municipal Obligations"). As a matter of fundamental policy, under normal market and economic conditions at least 80% of the Portfolio's total assets will be invested in Municipal Obligations, primarily, bonds (at least 65% under normal market conditions).

     The Portfolio may purchase Municipal Obligations that are rated at the time of purchase in one of the four highest rating categories assigned by one or more unaffiliated nationally recognized statistical rating organizations ("Rating Agencies") or in unrated Municipal Obligations deemed by the Adviser to be of comparable quality. Under normal market and economic conditions, however, the Portfolio intends to invest at least 65% of its assets in Municipal Obligations rated at the time of purchase in one of the three highest rating categories assigned by one or more Rating Agencies (or unrated Municipal Obligations determined to be of comparable quality). Securities that are rated in the lowest of the four highest rating categories are considered to have speculative characteristics, even though they are of investment-grade quality, and will be purchased (and retained) only if the Adviser believes that the issuers have an adequate capacity to pay interest and repay principal. Unrated obligations will be purchased only if they are considered by the Adviser to be at least comparable in quality at the time of purchase to instruments within the rating categories listed above. Municipal Obligations purchased by the Portfolio whose ratings are subsequently downgraded below the four highest rating categories of a Rating Agency will be disposed of in an orderly manner, normally within 30 to 60 days. The applicable ratings issued by the Rating Agencies are described in the Appendix to the Statement of Additional Information.

     In addition, the Portfolio may from time to time during temporary defensive periods, invest in taxable obligations in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. Such instruments may include obligations of the U.S. Government, its agencies or instrumentalities and debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the two highest rating categories by a Rating Agency. The Portfolio does not intend to invest in taxable obligations under normal market conditions.

     During temporary defensive periods or if, in the opinion of the Adviser, suitable tax-exempt obligations are unavailable, the Portfolio may also hold uninvested cash reserves which do not earn income pending investment. There is no percentage limitation on the amount of assets that may be held uninvested during these temporary defensive periods. The Portfolio does not intend to hold uninvested cash reserves under normal market conditions.

     The Portfolio's average dollar-weighted maturity will vary in light of current market and economic conditions, the comparative yields on instruments with different maturities, and other factors.

THE SHORT-INTERMEDIATE CORPORATE BOND PORTFOLIO

     The Short-Intermediate Corporate Bond Portfolio's investment objective is to seek as high a level of current income as is consistent with preservation of capital. In pursuing its investment objective, the Portfolio intends to invest, under normal market and economic conditions, at least 65% of its total assets in non-convertible corporate debt obligations, which shall mean obligations of (i) domestic or foreign business corporations, or (ii) agencies, instrumentalities or authorities which are organized in corporate form by one or more states or political subdivisions in the United

States or one or more foreign governments. The Portfolio may also invest in obligations issued or guaranteed by the U.S. or foreign governments, their agencies or instrumentalities, and asset-backed securities, including various collateralized mortgage obligations and other mortgage-related securities. In making investment decisions, the Adviser will consider a number of factors including current yield, maturity, yield to maturity, anticipated changes in interest rates, and the overall quality of the investment. The Portfolio seeks to provide a current yield greater than that generally available from money market instruments.

     The Portfolio may purchase debt securities which are rated at the time of purchase in one of the four highest rating categories assigned by one or more Rating Agencies or in unrated debt securities deemed by the Adviser to be of comparable quality. Under normal market and economic conditions, however, the Portfolio intends to invest at least 65% of its total assets in debt obligations rated in one of the three highest rating categories assigned by one or more Rating Agencies (or unrated debt obligations determined to be of comparable quality). Securities that are rated in the lowest of the four highest rating categories have speculative characteristics, even though they are of investment-grade quality, and such securities will be purchased (and retained) only if the Adviser believes that the issuers have an adequate capacity to pay interest and repay principal. Unrated debt securities will be purchased only if they are considered by the Adviser to be at least comparable in quality at the time of purchase to instruments within the rating categories listed above. Debt securities purchased by the Portfolio whose ratings are subsequently downgraded below the four highest rating categories of a Rating Agency will be disposed of in an orderly manner, normally within 30 to 60 days. The applicable ratings issued by the Rating Agencies are described in the Appendix to the Statement of Additional Information.

     The Portfolio reserves the right to hold as a temporary defensive measure up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 13 months or less) at such times and in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. Short-term obligations in which the Portfolio may invest include money market instruments, such as commercial paper and bank obligations, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements.

     The Portfolio's average weighted maturity will be between two and five years and will vary in light of current market and economic conditions, the comparative yields on instruments with different maturities, and other factors.

OTHER APPLICABLE POLICIES

     U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns Shares of a Portfolio. Examples of the types of U.S. Government obligations that may be held by the Portfolios, subject to their investment objectives and policies, include, in addition to U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), General

Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Resolution Trust Corporation, and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. There is no assurance that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

     STRIPPED GOVERNMENT SECURITIES. To the extent consistent with their respective investment policies, the Portfolios may invest in bills, notes and bonds (including zero coupon bonds) issued by the U.S. Treasury, as well as "stripped" U.S. Treasury obligations offered under the Separate Trading of Registered Interest and Principal Securities ("STRIPS") program or Coupon Under Bank-Entry Safekeeping ("CUBES") program or other stripped securities issued directly by agencies or instrumentalities of the U.S. Government. STRIPS and CUBES represent either future interest or principal payments and are direct obligations of the U.S. Government that clear through the Federal Reserve System. The Short-Intermediate Corporate Bond Portfolio may also purchase U.S. Treasury and agency securities that are stripped by brokerage firms and custodian banks and sold under proprietary names. These stripped securities are resold in custodial receipt programs with a number of different names (such as TIGRs and CATS) and are not considered U.S. Government securities for purposes of the 1940 Act. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Adviser will consider the liquidity needs of a Portfolio when any investments in zero coupon obligations or other principal-only obligations are made.

     MONEY MARKET INVESTMENTS. Under certain circumstances described above, each Portfolio may purchase "money market instruments," including commercial paper and bank obligations.

     Investment by the Portfolios in taxable or tax-exempt commercial paper will consist of issues that are rated at the time of purchase in one of the two highest rating categories assigned by a Rating Agency or, if unrated, deemed to be of comparable quality by the Adviser at the time of purchase. Commercial paper may include variable and floating rate instruments. See "Other Applicable Policies -- Variable and Floating Rate Instruments" below.

     Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits of U.S. or foreign banks, having total assets at the time of purchase in excess of $1 billion. Although the Portfolios will invest in obligations of foreign banks or foreign branches of U.S. banks only when the Adviser determines that the instrument presents minimal credit risks, such investments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks. See "Other Applicable Policies -- Foreign Securities" below. Investments in the obligations of foreign banks or foreign branches of U.S. banks will not exceed 25% of a particular Portfolio's total assets at the time of purchase.

     REPURCHASE AGREEMENTS. Under certain circumstances described above and subject to their respective investment policies, the Portfolios, other than the National Municipal Bond Portfolio, may agree to purchase U.S. Government securities from financial institutions such as banks and broker-dealers, subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price ("repurchase agreements"). A Portfolio will enter into repurchase agreements only with financial institutions such as banks and broker-dealers that the Adviser believes to be creditworthy. During the term of any repurchase agreement, the Adviser will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price (including accrued interest). Default by a seller could expose a Portfolio to possible loss because of adverse market action or possible delay in disposing of the underlying obligations. Because of the seller's repurchase obligations, the securities subject to repurchase agreements do not have maturity limitations. Although no Portfolio presently intends to enter into repurchase agreements providing for settlement in more than seven days, each Portfolio does have the authority to do so subject to its limitation on the purchase of illiquid securities described below. Repurchase agreements are considered to be loans under the 1940 Act. The income on repurchase agreements is taxable. (See "Taxes.")

     REVERSE REPURCHASE AGREEMENTS. Subject to their respective investment policies and limitations, the Portfolios, other than the National Municipal Bond Portfolio, may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Portfolio would sell portfolio securities to financial institutions such as banks and broker-dealers and agree to repurchase them at an agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price which the Portfolio is obligated to pay. Reverse repurchase agreements are considered to be borrowings by a Portfolio under the 1940 Act.

     SECURITIES LENDING. To increase return or offset expenses, each Portfolio may, from time to time, lend portfolio securities to broker-dealers, banks or institutional borrowers pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, or its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank that has at least $1.5 billion in total assets, or any combination thereof. The collateral must be valued daily, and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Portfolio. By lending its securities, a Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. In accordance with current Securities and Exchange Commission ("SEC") policies, each Portfolio is currently limiting its securities lending to 33 1/3% of its aggregate net assets. Loans are subject to termination by a Portfolio or the borrower at any time.

     OPTIONS. The Equity Income and Short-Intermediate Corporate Bond Portfolios may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation in an amount not exceeding 10% of their respective net assets. Such options may relate to particular securities or to various stock or bond indices. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amounts paid as premiums to the option writer. Such transactions will be entered into only as a hedge against fluctuations in the value of securities which a Portfolio holds or intends to purchase.

     The Equity Income and Short-Intermediate Corporate Bond Portfolios may also write covered call options. A covered call option is an option to acquire a security that a Portfolio owns or has the right to acquire during the option period. Such options will be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to covered call options written by a Portfolio will not exceed 25% of the value of its net assets. In order to close out an option position, a Portfolio may enter into a "closing purchase transaction" -- the purchase of a covered call option on the same security with the same exercise price and expiration date as the option which the Portfolio previously wrote. By writing a covered call option, a Portfolio forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit and it is not able to sell the underlying security until the option expires, is exercised, or the Portfolio effects a closing purchase transaction by purchasing an option of the same series. The use of covered call options will not be a primary investment technique of either Portfolio. (For additional information relating to option trading practices, including particular risks, see the Statement of Additional Information and Appendix B thereof.)

     FUTURES CONTRACTS AND RELATED OPTIONS. The Equity Income and Short-Intermediate Corporate Bond Portfolios may invest in futures contracts and options on futures contracts to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the SEC. Such transactions, including stock or bond index futures contracts, or options thereon, act as a hedge to protect a Portfolio from fluctuations in the value of its securities caused by anticipated changes in interest rate or market conditions without necessarily buying or selling the securities. Hedging is a specialized investment technique that entails skills different from other investment management. The Adviser may also consider such transactions to be economically appropriate for the reduction of risk inherent in the ongoing management of a Portfolio. A stock or bond index futures contract is an agreement in which one party agrees to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the common stock or bonds included in the index) at the close of the last trading day of the contract and the price at which the agreement is originally made. No physical delivery of the underlying stock or bond in the index is contemplated. Similarly, it may be in the best interest of a Portfolio to purchase or sell interest rate futures contracts, or options thereon, which provide for the future delivery of specified fixed income securities.

     The purchase and sale of futures contracts or related options will not be a primary investment technique of either Portfolio. Neither the Equity Income Portfolio nor Short-Intermediate Corporate Bond Portfolio will purchase or sell futures contracts (or related options thereon) for hedging purposes if, immediately after purchase, the aggregate initial margin deposits and premiums paid by a Portfolio on its open futures and options positions exceeds 5% of the liquidation value of the Portfolio, after taking into account any unrealized profits and unrealized losses on any such futures or related options contracts into which it has entered. (For a more detailed description of futures contracts and related options, see the Statement of Additional Information and Appendix B thereof.)

     ASSET-BACKED SECURITIES. The Short-Intermediate Corporate Bond Portfolio may purchase asset-backed securities (i.e., securities backed by mortgages, installment sale contracts, corporate receivables, credit card receivables or other assets) that are issued by entities such as GNMA, FNMA, FHLMC and private issuers such as commercial banks, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks, and investment banks. To the extent that the Portfolio invests in asset-backed securities issued by companies that are investment companies under the 1940 Act, such acquisitions will be subject to the percentage limitations prescribed by the 1940 Act. (See "Other Applicable Policies -- Securities of Other Investment Companies" below.)

     Presently there are several types of mortgage-backed securities, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be subject to greater volatility and interest-rate risk than other types of mortgage-backed securities. The average life of asset-backed securities varies with the underlying instruments or assets and market conditions, which in the case of mortgages have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgages underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Short-Intermediate Corporate Bond Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. When interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely.

     In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). For example, credit card receivables are generally unsecured and the repossession of automobiles and other personal property upon the default of the debtor may be difficult or impracticable in some cases.

     TYPES OF MUNICIPAL OBLIGATIONS. The two principal classifications of Municipal Obligations that may be held by the National Municipal Bond Portfolio are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

     Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are considered Municipal Obligations. Interest on private activity bonds, although free of regular federal income tax, may be an item of tax preference for purposes of the federal alternative minimum tax.

     The National Municipal Bond Portfolio may acquire zero coupon obligations, which may have greater price volatility than coupon obligations and which will not result in payment of interest until maturity. Also included within the general category of Municipal Obligations are participation certificates in leases, installment purchase contracts, or conditional sales contracts ("lease obligations") entered into by state or political subdivisions to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations do not constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged, certain lease obligations are backed by the lessee's covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the lessee has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing and may not be as marketable as more conventional securities. To the extent these securities are illiquid, they are subject to the Portfolio's applicable limitation on illiquid securities described below.

     Municipal Obligations purchased by the National Municipal Bond Portfolio may be backed by letters of credit or guarantees issued by domestic or foreign banks and other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or a guarantee with respect to a Municipal Obligation held by the Portfolio could have an adverse effect on the Portfolio's investment portfolio and the value of its shares. Foreign letters of credit and guarantees involve certain risks in addition to those of domestic obligations, including less stringent reserve requirements and different accounting, auditing and recordkeeping requirements.

     Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity and the tax-exempt status of payments received by the National Municipal Bond Portfolio from tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The National Municipal Bond Portfolio and the Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative security, or the basis for such opinions.

     VARIABLE AND FLOATING RATE INSTRUMENTS. Each Portfolio may purchase rated or unrated variable and floating rate instruments. These instruments may include variable rate master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Unrated instruments purchased by a Portfolio will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be purchased. The absence of an active secondary market for a particular variable or floating rate instrument, however, could make it difficult for a Portfolio to dispose of an instrument if the issuer were to default on its payment obligation. A Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

     SECURITIES OF OTHER INVESTMENT COMPANIES. Under certain circumstances described above and subject to its investment policies, each Portfolio may invest in securities issued by other investment companies which invest in securities in which the Portfolio is permitted to invest and which determine their net asset value per share based on the amortized cost or penny-rounding method. Each Portfolio may invest in securities of other investment companies within the limits prescribed by the 1940 Act, which include, subject to certain exceptions, a prohibition on a Portfolio investing more than 10% of the value of its total assets in such securities. Investment companies in which a Portfolio may invest may impose a sales or distribution charge in connection with the purchase or redemption of their Shares as well as other types of commissions or charges. Such charges will be payable by the Portfolio and, therefore, will be borne indirectly by its shareholders. To the extent that a Portfolio may invest in securities of other investment companies, the Fund and the Adviser will ensure that there will be no duplication of advisory fees. If necessary to accomplish this, the Adviser will rebate its advisory fee to the Fund. (See the Statement of Additional Information under "Investment Objectives and
Policies -- Securities of Other Investment Companies.")

     WHEN-ISSUED PURCHASES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. Each Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. Additionally, the National Municipal Bond Portfolio may purchase or sell securities on a "delayed settlement" basis. When-issued and forwarded commitment transactions involve a commitment by a Portfolio to purchase or sell securities at a stated price and yield with settlement beyond the normal settlement date. Such transactions permit a Portfolio to lock-in a price or yield on a security, regardless of future changes in interest rates. Delayed settlement refers to a transaction in the secondary market that will settle some time in the future. These transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the value of the security to be sold increases prior to the settlement date. Each Portfolio expects that these transactions will not exceed 25% of the value of its total assets (at the time of purchase) under normal market conditions. No Portfolio intends to engage in such transactions for speculative purposes but only for the purpose of acquiring portfolio securities.

     STAND-BY COMMITMENTS. The National Municipal Bond Portfolio may acquire "stand-by commitments" with respect to Municipal Obligations held by it. Under a stand-by commitment, a dealer agrees to purchase, at the Portfolio's option, specified Municipal Obligations at a specified price. The National Municipal Bond Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield otherwise available for the same securities). Stand-by commitments acquired by the Portfolio will be valued at zero in determining the Portfolio's net asset value.

     TAX-EXEMPT DERIVATIVES. The National Municipal Bond Portfolio may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. The Adviser expects that less than 5% of the National Municipal Bond Portfolio's net assets will be invested in such securities during the current year. (See the Statement of Additional Information under "Investment Objectives and Policies -- Tax-Exempt Derivatives.")

     ILLIQUID SECURITIES. A Portfolio will not knowingly invest more than 15% of the value of its net assets in illiquid securities. Repurchase agreements that do not provide for settlement within seven days, time deposits maturing in more than seven days, and securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but that may be purchased by institutional buyers pursuant to SEC Rule 144A are subject to this 15% limit (unless the Adviser, pursuant to guidelines established by the Fund's Board of Directors, determines that a liquid market exists). The Adviser expects that less than 5% of each Portfolio's net assets will be invested in Rule 144A securities during the current year.

     FOREIGN SECURITIES. Investments made in foreign securities, whether made directly or indirectly, involve certain inherent risks, such as future political and economic developments, the possible imposition of foreign withholding tax on the interest income payable on such instruments, the possible establishment of foreign controls, the possible seizure or nationalization of foreign deposits or assets, or the adoption of other foreign government restrictions that might adversely affect payment of interest or principal. In the event of a default by the issuer of a foreign security, it may be more difficult to obtain or enforce a judgment against such issuer than it would against a domestic issuer. In addition, foreign banks and foreign branches of U.S. banks are subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     ADDITIONAL RISKS AND OTHER CONSIDERATIONS. The Equity Income Portfolio invests primarily in equity securities. As with other mutual funds that invest primarily or to a significant degree in equity securities, the Equity Income Portfolio is subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time and both the U.S. and certain foreign equity markets tend to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.

     Generally, the market value of fixed income securities, such as Municipal Obligations and other debt securities, can be expected to vary inversely to changes in prevailing interest rates. During periods of declining interest rates, the market value of investment portfolios comprised primarily of fixed income securities, such as the National Municipal Bond and Short-Intermediate Corporate Bond Portfolios, will tend to increase, and during periods of rising interest rates, the market value will tend to decrease. In addition, during periods of declining interest rates, the yields of investment portfolios comprised primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also offset the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not offset cash income from such securities but will be reflected in the Portfolio's net asset value.

     Although the National Municipal Bond Portfolio may invest 25% or more of its total assets in (i) Municipal Obligations whose issuers are in the same state, and (ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects, it does not presently intend to do so unless, in the opinion of the Adviser, the investment is warranted. The National Municipal Bond Portfolio's ability to achieve its investment objective is dependent upon the ability of issuers of Municipal Obligations to meet their continuing obligations for the payment of principal and interest. To the extent that the Portfolio's assets are invested in Municipal Obligations that are payable from the revenues of similar projects or, the Portfolio will be subject to the particular risks (including legal and economic conditions) relating to such securities to a greater extent than it would be if its assets were not so concentrated. (See "Investment Objectives and Policies -- Municipal Obligations" in the Statement of Additional Information.)

     PORTFOLIO TURNOVER AND TRANSACTIONS. Although the Portfolios will not normally engage in short-term trading, each Portfolio reserves the right to do so if the Adviser believes that selling a particular security is appropriate in light of the Portfolio's investment objective. Investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Portfolio and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains; distributions derived from such gains may be treated as ordinary income for federal income tax purposes. (See "Taxes" in this Prospectus and the Statement of Additional Information.") Although the Portfolios cannot accurately predict their respective annual portfolio turnover rates, such rates are not expected to exceed 100%.

     All orders for transactions in securities or options on behalf of the Portfolios are placed by the Adviser with broker-dealers that it selects. To the extent permitted by the 1940 Act and guidelines adopted by the Fund's Board of Directors, a Portfolio may utilize the Distributor or one or more of its affiliates as a broker in connection with the purchase or sale of securities when the Adviser believes the charge for the transaction does not exceed the usual and customary broker's commission.

                             INVESTMENT LIMITATIONS

     The investment limitations set forth below are fundamental policies and may be changed only by a vote of a majority of the outstanding Shares of a Portfolio. Other investment limitations that also cannot be changed without a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

     A Portfolio may not:

          1. Purchase securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after and as a result of such investments, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the Portfolio's total assets may be invested without regard to such limitations.

          2. Purchase any securities which would cause 25% or more of the Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided, however, that (a) with respect to the National Municipal Bond Portfolio, there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state, territory or possession of the U.S. Government, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions, and (b) with respect to the Equity Income and Short-Intermediate Corporate Bond Portfolios (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities, and, with respect to the Equity Income Portfolio only, securities issued by domestic banks, thrifts or savings institutions; (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (iii) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry).

          3. Borrow money or issue senior securities, except that each Portfolio may borrow from banks and each Portfolio other than the National Municipal Bond Portfolio may enter into reverse repurchase agreements, for temporary defensive purposes in amounts not in excess of 10% of the Portfolio's total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the Portfolio's total assets at the time of such borrowing; or purchase securities while its borrowings exceed 5% of its total assets. A Portfolio's transactions in futures and related options (including the margin posted by the Portfolio in connection with such transactions), and securities held in escrow or separate accounts in connection with a Portfolio's investment practices described in this Prospectus or the Statement of Additional Information are not subject to this limitation.

          4. Make loans, except that (a) each Portfolio may purchase or hold debt instruments, lend portfolio securities and make other investments in accordance with its investment objective and policies and (b) the Equity Income and Short-Intermediate Corporate Bond Portfolios may enter into repurchase agreements.

          5. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Portfolio's transactions in options, and futures contracts and related options, and (b) a Portfolio may obtain short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting solely from a change in the value of a Portfolio's securities will not constitute a violation of such limitation.

     In order to permit the sale of a Portfolio's Shares in certain states, the Portfolios may make commitments more restrictive than the investment policies and limitations described above. Should the Adviser determine that any such commitment is no longer in the best interests of a Portfolio, it will revoke the commitment by terminating sales of its Shares in the state involved.

                               PRICING OF SHARES

     The Portfolios' respective net asset values per Share are determined by the Administrator as of the close of regular trading hours on the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on each weekday, with the exception of those holidays on which the New York Stock Exchange or the Federal Reserve Bank of St. Louis are closed (a "Business Day"). Currently, one or both of these institutions are closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day (observed).

     Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities traded on only over-the-counter markets are valued on the basis of market values when available. Securities for which there are no transactions are valued at the average of the current bid and asked prices. Other securities, including restricted and other securities for which market quotations are not readily available, and other assets are valued at fair value by the Adviser under the supervision of the Board of Directors. Investments in debt securities with remaining maturities of 60 days or less may be valued based upon the amortized cost method. (For further information about valuation of investments, see "Net Asset Value" in the Statement of Additional Information.)

     The public offering price for each class of Shares is based upon net asset value per Share plus, in the case of Investor A Shares, a front-end sales charge. A class will calculate its net asset value per Share by adding the value of a Portfolio's investments, cash and other assets attributable to the class, subtracting the Portfolio's liabilities attributable to that class, and then dividing the result by the total number of Shares in the class that are outstanding. Because the operating expenses of Investor B Shares are higher than those associated with other classes of Shares, the net asset value per Share of Investor B Shares of a Portfolio will generally be lower than the net asset value per Share of Trust, Institutional or Investor A Shares of the same Portfolio.

                       HOW TO PURCHASE AND REDEEM SHARES

PURCHASE OF SHARES

     Investor A Shares of each Portfolio are sold subject to a front-end sales charge. Investor B Shares of the Equity Income and National Municipal Bond Portfolios are sold subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." Before choosing between Investor A Shares or Investor B Shares of a Portfolio, investors should read "Characteristics of Investor A Shares and Investor B Shares" and "Factors to Consider When Selecting Investor A Shares or Investor B Shares" below.

     Investor A Shares and Investor B Shares are sold through broker-dealers or other organizations acting on behalf of their customers. Generally, investors purchase Investor A Shares or Investor B Shares through a broker-dealer organization which has a sales agreement with the Distributor or through an organization which has entered into a servicing agreement with the Fund with respect to Investor A Shares and/or Investor B Shares. The organization is responsible for transmitting purchase orders directly to the Fund. Investors purchasing Shares of the Equity Income and/or National Municipal Bond Portfolios must specify at the time of investment whether they are purchasing Investor A Shares or Investor B Shares.

     In general, the minimum initial investment in each Portfolio is $1,000 and the minimum for each subsequent investment is $100, except for investments made through (a) the Automatic Investment Program, in which case the initial minimum and subsequent minimum investments are $50, (b) a sweep program available through an investor's financial institution, in which case there are no minimum investments, (c) a payroll deduction program, in which case the initial minimum and subsequent minimum investments are $25, or (d) a wrap fee program, in which case there are no minimum investments. The minimum initial investment to participate in the Automatic Exchange Program is $5,000. (See "How to Purchase and Redeem Shares -- Exchange Privileges -- Automatic Exchange Program" below for additional requirements.)

     Purchases may be effected on Business Days when the Adviser, Distributor and Mercantile (the Custodian) are open for business. The Fund reserves the right to reject any purchase order, including purchases made with foreign and third party drafts or checks. All orders for new IRAs or other retirement plan accounts placed through the transfer agent must be accompanied by an account application. Account applications may be obtained from your investment representative or the Fund at 1-800-551-3731.

     Organizations placing orders directly or on behalf of their customers should contact the Fund at 1-800-551-3731. Investors may also call the Fund for information on how to purchase Shares.

     If purchase orders are received in good form and accepted by the Fund prior to 4:00 p.m. (Eastern time) on any Business Day, Shares will be priced according to the net asset value per Share next determined on that day after receipt of the order. Immediately available funds must be received by the Custodian prior to 4:00 p.m. within three Business Days following the receipt of such order. If funds are not received by such date, the order will be cancelled, and notice thereof will be given to the person or organization placing the order.

     In the case of an order for the purchase of Shares placed through a broker-dealer, it is the responsibility of the broker-dealer to promptly transmit the order to the Distributor. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer. Payment for orders which are not received or accepted will be returned after prompt inquiry to the transmitting organization.

     PURCHASES BY MAIL. To purchase Shares of a Portfolio by mail, complete an account application and send it to the Fund along with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, made payable to the appropriate Portfolio. Investors purchasing Shares of the Equity Income and/or National Municipal Bond Portfolios by mail must indicate whether they wish to buy Investor A Shares or Investor B Shares. Subsequent purchases of Shares of a Portfolio may be made at any time in at least the subsequent minimum purchase amount by mailing a check payable to the Portfolio.

     All shareholders of record will receive confirmations of Share purchases, exchanges, and redemptions in the mail. If Shares are held in the name of an organization, such organization is responsible for transmitting purchase, exchange, and redemption orders to the Fund on a timely basis, recording all purchase, exchange, and redemption transactions, and providing regular account statements which confirm such transactions to beneficial owners (or arranging for such services).

AUTOMATIC INVESTMENT PROGRAM (AIP)

     Shareholders may open an account or add to their investment on a monthly basis in a minimum amount of $50, on the 20th day (or the next Business Day after the 20th day) of each month. Under the AIP, funds may be automatically withdrawn from the shareholder's checking account (as long as the shareholder's bank is a member of the Automated Clearing House). Such funds are invested in Investor A Shares or Investor B Shares, as appropriate, at the net asset value plus any applicable front-end sales charge next determined on the day an order is effected by the transfer agent, BISYS Fund Services Ohio, Inc. (the "Transfer Agent"). An investor may apply for participation in the AIP through the organization servicing his or her Fund account and by completing the supplementary AIP authorization form. The AIP may be modified or terminated by a shareholder on 30 days' written notice to his or her investment representative or to the Fund, or by the Fund at any time.

     The AIP is one means by which investors may use "Dollar Cost Averaging" in making investments. Dollar Cost Averaging can be useful in investing in funds such as the Portfolios whose price per Share fluctuates. Instead of trying to time market performance, a fixed dollar amount is invested in Portfolio Shares at predetermined intervals. This may help investors to reduce their average cost per Share because the agreed upon fixed investment amount allows more Shares to be purchased during periods of lower Share prices and fewer Shares during periods of higher prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that Shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his or her Shares at a price which is lower than their purchase price.

APPLICABLE SALES CHARGES -- INVESTOR A SHARES

     The public offering price for Investor A Shares of the Portfolios is the sum of the net asset value of the Shares being purchased plus any applicable sales charge. No sales charge is assessed on the reinvestment of distributions. The sales charge is assessed as follows:

         THE ARCH EQUITY INCOME AND NATIONAL MUNICIPAL BOND PORTFOLIOS

                                                                                    DEALERS'
                                                     AS A % OF      AS A % OF      REALLOWANCE
                                                     OFFERING       NET ASSET       AS A % OF
                    AMOUNT OF                          PRICE          VALUE         OFFERING
                   TRANSACTION                       PER SHARE      PER SHARE         PRICE
                   -----------                       ---------      ---------      -----------
Less than $50,000.................................      4.50%          4.70%           4.00%
$50,000 but less than $100,000....................      3.50           3.63            3.00
$100,000 but less than $250,000...................      2.50           2.56            2.00
$250,000 but less than $500,000...................      1.50           1.52            1.00
$500,000 but less than $1,000,000.................      1.00           1.01            0.50
$1,000,000 and over...............................      0.50           0.50            0.40

              THE ARCH SHORT-INTERMEDIATE CORPORATE BOND PORTFOLIO

                                                                                    DEALERS'
                                                     AS A % OF      AS A % OF      REALLOWANCE
                                                     OFFERING       NET ASSET       AS A % OF
                    AMOUNT OF                          PRICE          VALUE         OFFERING
                   TRANSACTION                       PER SHARE      PER SHARE         PRICE
                   -----------                       ---------      ---------      -----------
Less than $250,000................................      2.50%          2.56%           2.00%
$250,000 but less than $500,000...................      1.50           1.52            1.30
$500,000 but less than $1,000,000.................      1.00           1.01            0.85
$1,000,000 and over...............................      0.50           0.50            0.40

     The Distributor will pay the appropriate Dealers' Reallowance to broker-dealer organizations which have entered into an agreement with the Distributor. The Dealers' Reallowance may be changed from time to time. Upon notice to the Fund's shareholders, the Distributor, at its sole discretion, may reallow up to the full applicable sales charge as shown on the above schedule during periods specified in such notice. Dealers who receive 90% or more of a sales load may be deemed to be "underwriters" under the Securities Act of 1933, as amended.

     No sales charge is assessed on purchases of Investor A Shares by: (a) directors and officers of the Fund and the immediate family members of such individuals; (b) directors, current and retired employees and participants in employee benefit/retirement plans (future and current annuitants) of Mercantile Bancorporation Inc. or any of its affiliates or the Distributor or its affiliates and the immediate family members of such individuals; (c) brokers, dealers, and agents who have a sales agreement with the Distributor, and their employees (and the immediate family members of such individuals); (d) customers who purchase pursuant to a wrap fee program offered by any broker-dealer or other financial institution or financial planning organization; (e) individuals who purchase Investor A Shares with the proceeds of Trust Shares or Institutional Shares redeemed in connection with a rollover of benefits paid by a qualified retirement or employee benefit plan or distribution on behalf of any other qualified account administered by Mercantile or its affiliates or correspondent banks, within 60 days of receipt of such payment; (f) investors who purchase Investor A Shares through a payroll deduction program; (g) employees of any sub-adviser to the Fund; (h) holders of Southwestern Bell Visa cards issued by Mercantile Bank of Illinois, N.A. who participate in the Automatic Investment Program (credit cards may not be used for the purchase of Fund shares); (i) investors exchanging Trust Shares or Institutional Shares of a Portfolio received from the distribution of assets held in a qualified trust, agency or custodian account with the trust department of Mercantile or any of its affiliated or correspondent banks; or (j) other investment companies distributed by the Distributor or its affiliates. Investors who believe that they may qualify under any of the exemptions listed above should contact the Fund at 1-800-551-3731 prior to making a purchase.

REDUCED SALES CHARGES -- INVESTOR A SHARES

     The sales charge on purchases of Investor A Shares of the Portfolios may be reduced through:

          - rights of accumulation

          - quantity discounts

          - letter of intent

          - reinvestment privilege

To qualify for a reduced sales load, an investor must so notify his or her investment representative, who in turn will notify the Distributor at the time of purchase.

     RIGHTS OF ACCUMULATION -- INVESTOR A SHARES. An investor who has previously purchased Investor A Shares of a Portfolio and has paid a sales charge ("load") may be eligible for reduced sales charges when purchasing additional Investor A Shares of a Portfolio with a sales charge. An investor's aggregate investment in Shares of such load Portfolios is the total value (based on the higher of current net asset value or the public offering price originally paid) of: (a) current purchases, and (b) Shares that are already beneficially owned by the investor on which a sales charge has already been paid. If, for example, an investor beneficially owns Investor A Shares of a load Portfolio with an aggregate current value of $240,000 and subsequently purchases additional Investor A Shares of a load Portfolio having a current value of $10,000, the sales charge applicable to the subsequent purchase would be reduced to 1.50% of the offering price.

     QUANTITY DISCOUNTS -- INVESTOR A SHARES. As shown in the table under "Applicable Sales Charges -- Investor A Shares," larger purchases reduce the sales charge paid. The Fund will combine purchases made in a load Portfolio on the same day by the investor and immediate family members when calculating the applicable sales charge.

     LETTER OF INTENT -- INVESTOR A SHARES. By checking the Letter of Intent box on the account application, a shareholder becomes eligible for reduced sales charges applicable to the total amount invested in Investor A Shares in a load Portfolio over a 13-month period (beginning up to 90 days prior to the date indicated on the account application). The Transfer Agent will hold in escrow 5% of the amount indicated for payment of a higher sales load if a shareholder does not purchase the full amount indicated on the account application. Upon completion of the total minimum investment specified on the account application, the escrow will be released, and an adjustment will be made to reflect any reduced sales charge applicable to Shares purchased during the 90-day period prior to submission of the account application. Additionally, if total purchases within the 13-month period exceed the amount specified, an adjustment will be made to reflect further reduced sales charges applicable to such purchases. All such adjustments will be made at the conclusion of the 13-month period and in the form of additional Shares credited to the shareholder's account at the then current public offering price applicable to a single purchase of the total amount of the total purchases. If total purchases are less than the amount specified, escrowed Shares may be involuntarily redeemed to pay the additional sales charge. Checking a Letter of Intent box does not bind an investor to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but an investor must complete the intended purchase to obtain the reduced sales load.

     REINVESTMENT PRIVILEGE -- INVESTOR A SHARES. Upon redemption of Investor A Shares on which a sales charge was paid, a shareholder has a one-time right, to be exercised within 60 days, to reinvest the redemption proceeds at the next determined net asset value without paying any additional sales charge. The shareholder must notify his or her investment representative or the Distributor in writing of the reinvestment and provide a receipt or other evidence of the redemption in order to eliminate a sales charge.

     MISCELLANEOUS -- INVESTOR A SHARES. Reduced sales charges may be modified or terminated at any time and are subject to confirmation of an investor's holdings. For more information about reduced sales charges, an investor should contact his or her investment representative or the Distributor.

APPLICABLE SALES CHARGES -- INVESTOR B SHARES

     The public offering price for Investor B Shares of the Equity Income and National Municipal Bond Portfolios is the net asset value of the Investor B Shares purchased. Although investors pay no front-end sales charge on purchases of Investor B Shares, such Shares are subject to a deferred sales charge at the rates set forth in the chart below if they are redeemed within six years of purchase. Service Organizations will receive commissions from the Distributor in connection with sales of Investor B Shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Investor A Shares. The deferred sales charge on Investor B Shares is based on the lesser of the net asset value of the Shares on the redemption date or the original cost of the Shares being redeemed. As a result, no sales charge is charged on any increase in the principal value of an investor's Shares. In addition, a contingent deferred sales charge will not be assessed on Investor B Shares purchased through reinvestment of dividends or capital gains distributions.

     The amount of any contingent deferred sales charge an investor must pay on Investor B Shares depends on the number of years that elapse between the purchase date and the date such Investor B Shares are redeemed. Solely for purposes of determining the number of years from the time of payment for an investor's Share purchase, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

                                                                           CONTINGENT DEFERRED
                                                                            SALES CHARGE (AS A
                          NUMBER OF YEARS                              PERCENTAGE OF DOLLAR AMOUNT
                       ELAPSED SINCE PURCHASE                             SUBJECT TO THE CHARGE)
                       ----------------------                          ----------------------------
One or less.........................................................               5.0%
More than one, but less than two....................................               4.0%
Two, but less than three............................................               3.0%
Three, but less than four...........................................               3.0%
Four, but less than five............................................               2.0%
Five, and up to and including six...................................               1.0%
After six years.....................................................               None

     When an investor redeems his or her Investor B Shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Investor B Shares are redeemed first from those Investor B Shares that are not subject to the deferred sales load (i.e., Investor B Shares that were acquired through reinvestment of dividends or capital gain distributions) and after that from the Investor B Shares that have been held the longest.

     For example, assume an investor purchased 100 Investor B Shares at $10 a Share (for a total cost of $1,000), three years later the Shares have a net asset value of $12 per share and during that time the investor acquired 10 additional Shares through dividend reinvestment. If the investor then makes one redemption of 50 Shares (resulting in proceeds of $600, 50 Shares x $12 per share), the first 10 Shares redeemed will not be subject to the contingent deferred sales charge because they were acquired through reinvestment of dividends. With respect to the remaining 40 Shares redeemed, the contingent deferred sales charge is charged at $10 per Share (because the original purchase price of $10 per Share is lower than the current net asset value of $12 per share). Therefore, only $400 of the $600 such investor received from selling his or her Shares will be subject to the contingent deferred sales charge, at a rate of 3.0% (the applicable rate in the third year after purchase). The proceeds from the contingent deferred sales charge that the investor may pay upon redemption go to the Distributor, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Investor B Shares. The contingent deferred sales charge, along with ongoing distribution fees paid with respect to Investor B Shares, enables those Shares to be purchased without the imposition of a front-end sales charge.

     EXEMPTIONS FROM THE CONTINGENT DEFERRED SALES CHARGE. The following types of redemptions qualify for an exemption from the contingent deferred sales charge: (i) exchanges described under "Exchange Privileges" below; (ii) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit-sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to Section 403(b)(7) of the Internal Revenue Code due to death, disability or the attainment of a specified age; (iii) redemptions effected pursuant to a Portfolio's right to liquidate a shareholder's account if the aggregate net asset value of Shares held in the account is less than the minimum account size; (iv) redemptions in connection with the death or disability of a shareholder; or (v) redemptions resulting from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Internal Revenue Code.

CHARACTERISTICS OF INVESTOR A SHARES AND INVESTOR B SHARES

     The primary difference between Investor A Shares and Investor B Shares lies in their sales charge structures and distribution arrangements. An investor should understand that the purpose and function of the sales charge structures and distribution arrangements for both Investor A Shares and Investor B Shares are the same.

     Investor A Shares are sold at their net asset value plus a front-end sales charge of up to 4.50% (2.50% with respect to the Short-Intermediate Corporate Bond Portfolio). (See "Pricing of Shares.") This front-end sales charge may be reduced or waived in some cases. (See "Applicable Sales Charges -- Investor A Shares.") Investor A Shares are subject to ongoing distribution fees at an annual rate of up to 0.30% of a Fund's average daily net assets attributable to its Investor A Shares.

     Investor B Shares are sold at net asset value without an initial sales charge. Normally, however, a deferred sales charge is paid if the Shares are redeemed within six years of investment. (See "Applicable Sales
Charges -- Investor B Shares.") Investor B Shares are subject to ongoing distribution fees at an annual rate of up to 1.00% of a Fund's average daily net assets attributable to its Investor B Shares. These ongoing fees, which are higher than those charged on Investor A Shares, will cause Investor B Shares to have a higher expense ratio and pay lower dividends than Investor A Shares.

     Eight years after purchase, Investor B Shares will convert automatically to Investor A Shares. The purpose of the conversion is to relieve a holder of Investor B Shares of the higher ongoing expenses charged to those Shares, after enough time has passed to allow the Distributor to recover approximately the amount it would have received if a front-end sales charge had been charged. The conversion from Investor B Shares to Investor A Shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Investor A Shares as he or she had of Investor B Shares. The conversion occurs eight years after the beginning of the calendar month in which the Shares are purchased. As a result of the conversion, the converted Shares are relieved of the distribution and service fees borne by Investor B Shares, although they are subject to the distribution and service fees borne by Investor A Shares.

     Investor B Shares acquired through a reinvestment of dividends or distributions (as discussed under "Applicable Sales Charges -- Investor B Shares") are also converted at the earlier of two dates -- eight years after the beginning of the calendar month in which the reinvestment occurred or the date of conversion of the most recently purchased Investor B Shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Investor B Shares of a particular Portfolio, and subsequently acquires additional Investor B Shares of that Portfolio only through reinvestment of dividends and/or distributions, all of such investor's Investor B Shares in that Portfolio, including those acquired through reinvestment, will convert to Investor A Shares of that Portfolio on the same date.

FACTORS TO CONSIDER WHEN SELECTING INVESTOR A SHARES OR INVESTOR B SHARES

     Before purchasing Shares of a Portfolio which offers both Investor A Shares and Investor B Shares, investors should consider whether, during the anticipated life of their investment in the Portfolio, the accumulated distribution and service fees and potential contingent deferred sales charges on Investor B Shares prior to conversion would be less than the initial sales charge and accumulated distribution and service fees on Investor A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Investor A Shares. In this regard, to the extent that the sales charge for Investor A Shares is waived or reduced by one of the methods described above, investments in Investor A Shares become more desirable. The Fund will refuse all purchase orders for Investor B Shares of over $100,000.

     Although Investor A Shares are subject to a distribution and service fee, they are not subject to the higher distribution and service fee applicable to Investor B Shares. For this reason, Investor A Shares can be expected to pay correspondingly higher dividends per Share. However, because initial sales charges are deducted at the time of purchase, purchasers of Investor A Shares that do not qualify for waivers of or reductions in the initial sales charge would have less of their purchase price initially invested in a Portfolio than purchasers of Investor B Shares of the same Portfolio.

     As described above, purchasers of Investor B Shares of a Portfolio will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by Investor B Shares. Because the Portfolios' future returns cannot be predicted, there can be no assurance that this will be the case. Holders of Investor B Shares would, however, own Shares that are subject to higher annual expenses and, for a six-year period, such Shares would be subject to a contingent deferred sales charge of up to 5.00% upon redemption, depending upon the year of redemption. Investors expecting to redeem during this six-year period should compare the cost of the contingent deferred sales charge plus the aggregate annual Investor B Shares' distribution and service fees to the cost of the initial sales charge and distribution and service fees on the Investor A Shares. Over time, the expense of the annual distribution and service fees on the Investor B Shares may equal or exceed the initial sales charge and annual distribution and service fee applicable to Investor A Shares. For example, if net asset value remains constant, the aggregate distribution and service fees with respect to Investor B Shares of a Portfolio would equal or exceed the initial sales charge and aggregate distribution and service fees of Investor A Shares of the same Portfolio approximately eight years after the purchase. In order to reduce such fees of investors that hold Investor B Shares for more than eight years, Investor B Shares will be automatically converted to Investor A Shares as described above at the end of such eight-year period.

EXCHANGE PRIVILEGES

     The exchange privilege enables shareholders to exchange (i) Investor A Shares of a Portfolio for Investor A Shares of another Portfolio offered by the Fund or, under certain circumstances described below, for Trust Shares or Institutional Shares of the same Portfolio, and (ii) Investor B Shares of the Equity Income or National Municipal Bond Portfolios for Investor B Shares of another Portfolio offered by the Fund. The exchange privilege may be exercised only in those states where the class of Shares of such other Portfolios may be legally sold.

     EXCHANGE PRIVILEGE -- INVESTOR A SHARES. Shareholders who have purchased Investor A Shares of a Portfolio and who have paid any applicable sales charge ("load") (including Shares acquired through reinvestment of dividends or distributions on such Shares) may exchange those Shares for Investor A Shares of another load Portfolio without paying an additional sales load. Shareholders who have purchased Investor A Shares of a Portfolio (other than through a previous exchange from another load Portfolio on which any applicable sales load has been paid) with a lower sales load may be charged an additional sales load on exchanges of Shares of such Portfolio for Shares of a Portfolio with a higher sales load. Shareholders may also exchange Investor A Shares of a no-load Portfolio for Investor A Shares of another no-load Portfolio without paying a sales load. When Investor A Shares of a no-load Portfolio are exchanged for Investor A Shares of a load Portfolio, the applicable sales load (if any) will be assessed. However, shareholders exchanging Investor A Shares of a no-load Portfolio that were acquired through a previous exchange involving Shares on which a load was paid will not be required to pay an additional sales load upon the reinvestment of the equivalent investment into a load Portfolio within a twelve month period. Under such circumstances, the shareholder must notify the Distributor that a sales load was originally paid and provide the Distributor with sufficient information to permit confirmation of the shareholder's right not to pay a sales load.

     In addition, shareholders who have a qualified trust, agency or custodian account with the trust department of Mercantile or any of its affiliated or correspondent banks, and whose shares are to be held in that account, may also exchange Investor A Shares in a Portfolio for Trust Shares or Institutional Shares in the same Portfolio.

     EXCHANGE PRIVILEGE -- INVESTOR B SHARES. Shareholders who have purchased Investor B Shares of a Portfolio (including Shares acquired through reinvestment of dividends or distributions on such Shares) may exchange those Shares for Investor B Shares of another Portfolio without the payment of any contingent deferred sales charge at the time the exchange is made. In determining the holding period for calculating the contingent deferred sales charge payable on redemptions of Investor B Shares, the holding period of the Investor B Shares originally held will be added to the holding period of the Investor B Shares acquired through the exchange. No exchange fee is imposed by the Fund.

     AUTOMATIC EXCHANGE PROGRAM. The Automatic Exchange Program enables shareholders to make regular, automatic withdrawals from an Investor A Share or Investor B Share account in a Portfolio and use those proceeds to benefit from Dollar Cost Averaging by automatically making purchases of the same class of Shares in another Portfolio. With shareholder authorization, the Fund's Transfer Agent will withdraw the amount specified (subject to the applicable minimums) from the shareholder's account and will automatically invest that amount in Shares of the Portfolio designated by the shareholder on the date of such deduction.

     In order to participate in the Automatic Exchange Program, shareholders must make a minimum initial purchase of $5,000 and maintain a minimum account balance of $1,000. Additionally, shareholders must complete the supplementary authorization form which may be obtained from the service organization servicing their Fund accounts. To change instructions with respect to the Automatic Exchange Program or to discontinue this feature, shareholders must send a written request to their investment representative or to the Fund. The Automatic Exchange Program may be amended or terminated without notice at any time by the Distributor.

     OTHER INFORMATION CONCERNING EXCHANGES. The Shares exchanged must have a current value at least equal to the minimum initial or subsequent investment required by the particular Portfolio into which the exchange is being made. The Fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time upon 60 days' written notice to shareholders. An investor may telephone an exchange request by calling his or her investment representative, which is responsible for transmitting such exchange request to the Fund. (See "Other Exchange or Redemption Information" below.) Investors who want to telephone an exchange request directly to the Fund, and have elected this privilege on the account application, may follow the procedures described below under "Redemption by Telephone." An investor should consult his or her investment representative or the Fund for further information regarding procedures for exchanging Shares.

     In addition to the Portfolios described in this Prospectus, the Fund currently offers Investor A Shares and/or Investor B Shares in the following
Portfolios:

          - The ARCH Money Market Portfolio

          - The ARCH Treasury Money Market Portfolio(1)

          - The ARCH Tax-Exempt Money Market Portfolio(1)

          - The ARCH Growth & Income Equity Portfolio

          - The ARCH Emerging Growth Portfolio

          - The ARCH International Equity Portfolio

          - The ARCH Balanced Portfolio

          - The ARCH Government & Corporate Bond Portfolio

          - The ARCH U.S. Government Securities Portfolio

          - The ARCH Short-Intermediate Municipal Portfolio(1)

          - The ARCH Missouri Tax-Exempt Bond Portfolio

          - The ARCH Kansas Tax-Exempt Bond Portfolio(2)

     For information concerning these Portfolios, please call (800) 551-3731. Shareholders exercising the exchange privilege with any of the other Portfolios in the Fund should request and review the Portfolio's Prospectus carefully prior to making an exchange.
---------------

1 Does not offer Investor B Shares.

2 Expected to commence operations in 1997.

REDEMPTION OF SHARES

     Redemption orders should be placed with or through the same broker-dealer organization that placed the original purchase order. Redemption orders are effected at a Portfolio's net asset value per Share next determined after receipt of the order by the Fund. Proceeds from the redemptions of Investor B Shares will be reduced by the amount of any applicable contingent deferred sales charge. The organization through which the investor placed the order is responsible for transmitting redemption orders to the Fund on a timely basis. Proceeds from redemptions of Investor A and Investor B Shares of the Portfolios with respect to redemption orders received and accepted by the Fund before 4:00 p.m. (Eastern time) on a Business Day normally are sent electronically or mailed by check to the organization that placed the redemption order within three Business Days after the Distributor's receipt of the order in good form. No charge for sending redemption payments electronically is currently imposed by the Fund, although a charge may be imposed in the future. The Fund reserves the right to send redemption proceeds electronically within seven days after receiving a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect a Portfolio.

REDEMPTION BY MAIL

     A written redemption request must be accompanied by any Share certificates which are properly endorsed for transfer. The Transfer Agent may require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption check is payable to the shareholder(s) of record and (2) the redemption check is mailed to the shareholder(s) at the address of record or the proceeds are either mailed or sent electronically to a commercial bank account previously designated on the account application. An investor with questions or needing assistance should contact his or her investment representative or the Fund. Additional documentation may be required if the redemption is requested by a corporation, partnership, trust, fiduciary, executor, or administrator.

REDEMPTION BY TELEPHONE

     Shares may be redeemed by telephone if the shareholder selected that option on the account application. The shareholder may have the proceeds mailed to his or her address or mailed or sent electronically to a bank account previously designated on the account application. It is not necessary for shareholders to confirm telephone redemption requests in writing. If a shareholder did not originally select the telephone redemption privilege, the shareholder must provide written instructions to the Transfer Agent to add this feature. Neither the Fund nor its service contractors will be liable for any loss, damage, expense or cost arising out of any telephone redemption effected in accordance with the Fund's telephone redemption procedures, upon instructions reasonably believed to be genuine. The Fund will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed the Fund or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, investors are encouraged to follow the procedures described in "Other Exchange or Redemption Information" below.

AUTOMATIC WITHDRAWAL PLAN (AWP)

     An Automatic Withdrawal Plan may be established by a new or existing shareholder of any Portfolio if the value of his or her account (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Shareholders who elect to establish an AWP may receive a monthly, quarterly, semi-annual, or annual check in a stated amount of not less than $50 on or about the 25th day of the applicable month of withdrawal. Periodic payments will be reduced by any applicable contingent deferred sales charge. Portfolio Shares will be redeemed as necessary to meet withdrawal payments. Withdrawals may reduce principal and eventually deplete the shareholder's account. The maintenance of an AWP may be disadvantageous for holders of Investor B Shares due to the effect of the contingent deferred sales charge. A shareholder who desires to establish an AWP after opening an account should complete the AWP form in the back of the Prospectus or contact his or her investment representative or the Distributor for an AWP application. A signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his or her investment representative or to the Fund or by the Fund at any time.

PURCHASE OF SHARES AT NET ASSET VALUE

     From time to time the Distributor may offer special concessions to enable investors to purchase Investor A Shares of a Portfolio at net asset value without payment of a front-end sales charge. To qualify for a net asset value purchase, the investor must pay for such purchase with the proceeds from the redemption of Shares of a non-affiliated mutual fund on which a front-end sales charge was paid. A qualifying purchase of Shares must occur within 30 days of the prior redemption and must be evidenced by a confirmation of the redemption transaction. At the time of purchase, the investment representative must notify the Distributor that the purchase qualifies for a purchase at net asset value. Proceeds from the redemption of Shares on which no front-end sales charge was paid do not qualify for a purchase at net asset value.

OTHER EXCHANGE OR REDEMPTION INFORMATION

     WHEN REDEEMING SHARES IN A PORTFOLIO THAT OFFERS BOTH INVESTOR A SHARES AND INVESTOR B SHARES, SHAREHOLDERS SHOULD INDICATE WHETHER THEY ARE REDEEMING INVESTOR A SHARES OR INVESTOR B SHARES. In the event a redeeming shareholder owns both Investor A Shares and Investor B Shares in a Portfolio, the Investor A Shares will be redeemed first unless the shareholder indicates otherwise.

     During periods of substantial economic or market change or activity, telephone redemptions or exchanges may be difficult to complete. In such event, Shares may be redeemed or exchanged by mailing the request directly to the organization through which the original Shares were purchased or directly to the Fund at P.O. Box 78069, St. Louis, Missouri 63178.

     At various times, the Fund may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Fund may delay the forwarding of proceeds until payment has been collected for the purchase of such Shares which may take up to 15 days or more. To avoid delay in payment upon redemption shortly after purchasing Shares, investors should purchase Shares by certified or bank check or by electronic transfer. The Fund intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Fund may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

     A shareholder may be required to redeem Shares in a Portfolio upon 60 days' written notice if the balance in the shareholder's account drops below $500. The Fund will not require a shareholder to redeem Portfolio Shares if the value of the shareholder's account drops below $500 due to fluctuations in net asset value. Share balances may also be redeemed pursuant to arrangements between broker-dealer organizations and their investors.

                            YIELDS AND TOTAL RETURNS

     Yield and total return quotations are computed separately for Trust Shares, Institutional Shares, Investor A Shares and Investor B Shares of a Portfolio. TOTAL RETURN AND YIELD FIGURES WILL FLUCTUATE, ARE BASED ON HISTORICAL EARNINGS, AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The methods used to compute each Portfolio's yields and total returns are described below and in the Statement of Additional Information.

     From time to time, performance information such as total return and yield data for the Portfolios' Investor A and/or Investor B Shares may be quoted in advertisements or in communications to shareholders. The yield is computed based on the net income of a particular class of Shares in a Portfolio during a 30-day (or one-month) period identified in connection with the particular yield quotation. More specifically, the yield is computed by dividing the Portfolio's net income per Share during a 30-day (or one-month) period by the maximum Public Offering Price per Share on the last day of the period and annualizing the result. The National Municipal bond Portfolio's "tax equivalent" yield, which shows the level of taxable yield needed to produce an after-tax equivalent to the Portfolio's tax-free yield, may also be quoted from time to time. This is done by increasing the Portfolio's yield (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate.

     The Portfolios' total returns may be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total returns with respect to a particular class of Shares reflect the average annual percentage change in value of an investment in such Shares of a Portfolio over the particular measuring period. Aggregate total returns reflect the cumulative percentage change in value over the measuring period. Both methods of calculating total returns assume that dividends and capital gain distributions made by the Portfolio during the period are reinvested in the same class of Shares of the Portfolio and that the maximum sales load in effect during the period has been charged by the Portfolio. The Portfolios' total return figures may also be calculated without the deduction of the maximum sales charge in effect during the period. The effect of not deducting the sales charge will be to increase the total return reflected. When considering average annual total return figures for periods longer than one year, it is important to note that a Portfolio's annual total return for any one year in the period might have been more or less than the average for the entire period.

     Performance data of the Portfolios' Investor A and Investor B Shares may be compared to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and data such as that provided by Lehman Brothers, Inc. or any of its affiliates, Ibbotson Associates, Inc., Lipper Analytical Services, Inc. and Mutual Fund Forecaster. References may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Institutional Investor, Pensions and Investments, U.S.A. Today, Fortune, CDA/Weisenberger, Morningstar, Inc. and publications of a local or regional nature. In addition to performance information, general information about the Portfolios that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.

     Performance quotations of a class of Shares in a Portfolio represent that Portfolio's past performance and should not be considered as representative of future results. Any account fees charged by an investment representative will not be included in the calculations of a Portfolios' yields and total returns. Such fees, if any, will reduce the investor's net return on an investment in a Portfolio. Investors may call 1-800-452-ARCH to obtain current yield and total return information.

                          DIVIDENDS AND DISTRIBUTIONS

THE EQUITY INCOME PORTFOLIO

     Net investment income for the Equity Income Portfolio is declared and paid monthly as a dividend to shareholders of record. Dividends on each Share of this Portfolio are determined in the same manner and are paid in the same amount, irrespective of class, except that the Portfolio's Trust Shares and Institutional Shares bear all expenses of the respective Administrative Services Plans adopted for such Shares and the Portfolio's Investor A Shares and Investor B Shares bear all expenses of the respective Distribution and Services Plans adopted for such Shares. In addition, the Portfolio's Institutional Shares bear the expense of certain sub-transfer agency fees. (See "Management of the Fund" and "Other Information Concerning the Fund and Its Shares.")

THE NATIONAL MUNICIPAL BOND AND SHORT-INTERMEDIATE CORPORATE BOND PORTFOLIOS

     Dividends from net investment income of the National Municipal Bond and Short Intermediate Corporate Bond Portfolios are declared daily and paid monthly not later than five Business Days after the end of each month. Investor A Shares and/or Investor B Shares of these Portfolios earn dividends from the day after the purchase order is received by the Fund through the day the redemption order for such Shares is received. Dividends on each Share of such Portfolios are determined in the same manner and are paid in the same amounts irrespective of class, except the Short Intermediate corporate Bond Portfolio bear all expenses of the respective Administrative Services Plans adopted for such Shares and Investor A Shares of each Portfolio and Investor B Shares of the National Municipal Bond Portfolio bear all expenses of the respective Distribution and Services Plans adopted for such Shares. In addition, the Short-Intermediate Corporate Bond

Portfolio's Institutional Shares bear the expense of certain sub-transfer agency fees. (See "Management of the Fund" and "Other Information Concerning the Fund and Its Shares".)

OTHER DIVIDEND AND DISTRIBUTION INFORMATION

     Net realized capital gains of a Portfolio, if any, are distributed at least annually. All dividends and distributions paid on a Portfolio's Shares are automatically reinvested (without a sales load) in additional Shares of the same class unless the investor has (i) otherwise indicated on the account application, or (ii) redeemed all the Shares held in a Portfolio, in which case a distribution will be paid in cash. Reinvested dividends and distributions will be taxed in the same manner as those paid in cash.

                                     TAXES

FEDERAL TAXES

     Each Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), for the taxable year ending November 30, 1996, and to continue to so qualify as long as such qualification is in the best interests of shareholders. A regulated investment company generally is exempt from federal income tax on amounts distributed to shareholders.

     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that each Portfolio distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its exempt-interest income (if any) net of certain deductions for such year. In general, a Portfolio's investment company taxable income will be its taxable income, including dividends, interest and short-term capital gains (the excess of net short-term capital gain over net long-term capital loss), subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. It is the policy of the Equity Income and Short-Intermediate Corporate Bond Portfolios to distribute as dividends substantially all of their respective investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to a Portfolio's shareholders who are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional Shares. (Federal income taxes for distributions to an IRA are deferred under the Code.) In the case of the Equity Income Portfolio, such dividends will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the Portfolio from domestic corporations for the taxable year.

     It is the policy of the National Municipal Bond Portfolio to distribute as dividends substantially all of its net tax-exempt interest income and any investment company taxable income each year. Dividends derived from interest on Municipal Obligations (known as exempt-interest dividends) may be treated by shareholders as items of interest excludable from their gross income under
Section 103(a) of the Code, unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. (See Statement of Additional Information under "Additional Information Concerning Taxes.") Distributions of net income may be taxable to investors under state or local law as dividend income even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income tax.

     If the National Municipal Bond Portfolio should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Portfolio that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability (if any) for the 26-28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders also must take all exempt-interest dividends into account in determining certain adjustments for federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of .12% on the excess of the corporation's modified federal alternative minimum taxable income over $2,000,000.

     Substantially all of each Portfolio's net realized long-term capital gains, if any, will be distributed at least annually to its shareholders. A Portfolio will generally have no tax liability with respect to such gains and the distributions will be taxable to shareholders who are not currently exempt from federal income taxes as long-term capital gains, regardless of how long the shareholders have held the Shares and whether such dividends are received in cash or reinvested in additional Shares.

     An investor considering purchasing Shares of a Portfolio on or just before the record date of any capital gains distribution (or in the case of the Equity Income Portfolio, the record date of any dividend or capital gains distribution) should be aware that the amount of the forthcoming distribution, although in effect a return of capital, will be taxable.

     Dividends declared by a Portfolio in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by the shareholders and paid by the Portfolio on December 31 of such year in the event such dividends are actually paid during January of the following year.

     Each Portfolio may be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross sale proceeds paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

     A taxable gain or loss may be realized by an investor upon redemption, transfer or exchange of Shares, depending upon the cost of such Shares when purchased and their price at the time of redemption, transfer or exchange. If an investor holds Shares for six months or less and during that time receives an exempt-interest dividend on those Shares, any loss realized on the sale or exchange of those Shares will be disallowed to the extent of the exempt-interest dividend.

STATE AND LOCAL TAXES

     The application of state and local taxes may have different consequences from those of the federal income tax law described above. In particular, shareholders should note that dividends paid by a Portfolio may be taxable to investors under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations that, if realized directly, would be exempt from such income taxes.

MISCELLANEOUS

     The foregoing summarizes some of the important federal and state tax considerations generally affecting the Portfolios and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Portfolios should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised at least annually as to the federal income tax consequences of distributions made each year.

                             MANAGEMENT OF THE FUND

     The Fund is managed under the direction of its Board of Directors. The Statement of Additional Information contains the names of and general background information concerning each director.

INVESTMENT ADVISER

     Mississippi Valley Advisors Inc. ("MVA") serves as the investment adviser to each Portfolio. MVA's principal office is located at One Mercantile Center, Seventh & Washington Streets, St. Louis, Missouri 63101. MVA is a wholly-owned subsidiary of Mercantile. As of December 31, 1995, MVA had approximately $7.0 billion in assets under investment management, including the Fund's assets, which were approximately $2.1 billion. MVA also serves as investment adviser to each of the Fund's other Portfolios.

     Subject to the general supervision of the Fund's Board of Directors and in accordance with the Fund's investment policies, MVA manages the Portfolios, makes investment decisions with respect to and places orders for all purchases and sales of the Portfolios' securities and other investments, and directs the maintenance of each Portfolio's records relating to such purchases and sales.

     For the services provided and expenses assumed pursuant to the investment advisory agreement, MVA is entitled to receive fees, computed daily and payable monthly, at the annual rates of .75%, .55% and .55% of the average daily net assets of the Equity Income, National Municipal Bond and Short-Intermediate Corporate Bond Portfolios, respectively.

     MVA may from time to time voluntarily reduce all or a portion of its advisory fee to increase the net income of one or more Portfolios available for distributions as dividends. The voluntary fee reduction will cause the return of any such Portfolio to be higher than it would otherwise be in the absence of such reduction.

     Gregory A. Glidden, is the person primarily responsible for the day-to-day management of the Equity Income Portfolio. Mr. Glidden, Senior Associate, has been with MVA since 1983. For the past 13 years, he has served as a stock analyst and has managed several of Mercantile's common funds.

     Peter Merzian is the person primarily responsible for the day-to-day management of the National Municipal Bond Portfolio. Mr. Merzian, Senior Associate joined MVA in 1993 and prior thereto was employed as a portfolio manager by another financial institution.

     David A. Bethke, is the person primarily responsible for the day-to-day management of the Short-Intermediate Corporate Bond Portfolio. Mr. Bethke, Senior Associate, joined MVA in 1987 and has six years of prior investment experience.

ADMINISTRATOR

     BISYS Fund Services Ohio, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the Portfolios' Administrator. The Administrator also serves as the administrator to each of the Fund's other Portfolios.

     The Administrator generally assists in all aspects of each Portfolio's administration and operation and also monitors and performs other services pertaining to the Portfolios' arrangements with Service Organizations under the Distribution and Services Plans described below. For its services, the Administrator is entitled to receive a fee, computed daily and payable monthly, at the annual rate of .20% of each Portfolio's average daily net assets.

DISTRIBUTOR

     Investor A Shares and/or Investor B Shares in each Portfolio are sold continuously by the Distributor, BISYS Fund Services, an affiliate of the Administrator. The Distributor also monitors the Fund's arrangements under the Distribution and Services Plans described below. The Distributor is a registered broker-dealer with principal offices at 3435 Stelzer Road, Columbus, Ohio 43219. The Distributor also acts as distributor to each of the Fund's other Portfolios.

     The Distributor may, at its expense, provide compensation to dealers in connection with sales of Shares of any of the Portfolios. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Portfolios, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) business and vacation trips, including the provision of travel arrangements and lodging at resorts, (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of a Portfolio's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Portfolios or shareholders.

DISTRIBUTION AND SERVICES PLANS

     The Fund has adopted separate Distribution and Services Plans pursuant to Rule 12b-1 under the 1940 Act with respect to Investor A Shares of the Portfolios and Investor B Shares of the Equity Income and National Municipal Bond Portfolios. Under the Distribution and Services Plans, the Fund may pay (i) the Distributor or another person for distribution services provided and expenses assumed and (ii) Service Organizations for shareholder administrative services provided pursuant to servicing agreements in connection with Investor A or Investor B Shares of a Portfolio. Payments to the Distributor are to compensate it for distribution assistance and expenses assumed and activities primarily intended to result in the sale of Investor A Shares or Investor B Shares, including compensating dealers and other sales personnel (which may include affiliates of the Fund's Adviser), direct advertising and marketing expenses and expenses incurred in connection with preparing, printing, mailing and distributing or publishing advertisements and sales literature, for printing and mailing Prospectuses and Statements of Additional Information (except those used for regulatory purposes or for distribution to existing shareholders), and costs associated with implementing and operating the Distribution and Services Plan. In addition, payments under the Distribution and Services Plan for Investor B Shares will be used to pay for or finance sales commissions and other fees payable to Service Organizations and other broker-dealers who sell Investor B Shares. (See "Management of the Fund -- Service Organizations" below for a description of the servicing agreements and the services provided by Service Organizations.)

     Under the Distribution and Services Plan for Investor A Shares, payments by the Fund for distribution expenses may not exceed .10% (annualized) of the average daily net asset value of each Portfolio's outstanding Investor A Shares and payments for shareholder administrative servicing expenses may not exceed
 .20% (annualized) of the average daily net asset value of each Portfolio's outstanding Investor A Shares.

     Under the Distribution and Services Plan for Investor B Shares, payments by the Fund for distribution expenses may not exceed .75% (annualized) of the average daily net asset value of each Portfolio's outstanding Investor B Shares and payments for shareholder administrative servicing expenses may not exceed
 .25% (annualized) of the average daily net asset value of each Portfolio's outstanding Investor B Shares.

     Actual distribution expenses paid by the Distributor with respect to Investor B Shares for any given year may exceed the distribution fees and contingent deferred sales charges received with respect to those Shares. These excess expenses may be reimbursed by Investor B shareholders out of contingent deferred sales charges and distribution payments in future years as long as the Distribution Plan for Investor B Shares is in effect.

SERVICE ORGANIZATIONS

     The servicing agreements adopted under the Distribution and Services Plans (the "Servicing Agreements") require the Service Organizations receiving such compensation (which may include Mercantile and its affiliates) to perform certain services, including providing administrative services with respect to the beneficial owners of Retail A Shares or Retail B Shares of a Portfolio, such as establishing and maintaining accounts and records for their customers who invest in such Shares, assisting customers in processing purchase, exchange and redemption requests, and responding to customer inquiries concerning their investments.

     Under the Servicing Agreements and upon notice to the Fund, a Service Organization may subcontract with one or more entities for the performance of certain services provided under its Servicing Agreement with the Fund. Such Service Organization shall be fully responsible to the Fund for the acts or omissions of any subcontractor as it would be for its own acts or omissions. The fees payable to any sub-contractor are paid by the Service Organization out of the fees it receives from the Fund.

     The Fund understands that Service Organizations providing such administrative services may also charge fees to their customers beneficially owning such Shares. These fees would be in addition to any amounts which may be received by such a Service Organization under its Servicing Agreement with the Fund. The Fund's Servicing Agreements require a Service Organization to disclose to its customers any compensation payable to the Service Organization by a Portfolio and any other compensation payable by its customers in connection with their investment in such Shares. Customers of such Service Organizations receiving servicing fees should read this Prospectus in light of the terms governing their accounts with their Service Organization.

CUSTODIAN AND TRANSFER AGENT

     Mercantile Bank of St. Louis National Association, an affiliate of the Fund and a wholly-owned subsidiary of Mercantile Bancorporation, Inc., with principal offices located at One Mercantile Center, 8th and Locust Streets, St. Louis, Missouri 63101, serves as Custodian of each Portfolio's assets. BISYS Fund Services Ohio, Inc. also serves as the Fund's transfer agent and dividend disbursing agent. Its address is 3435 Stelzer Road, Columbus, Ohio 43219.

REGULATORY MATTERS

     Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, or controlling the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as Shares of the Portfolios. Such banking laws and regulations do not prohibit such a holding company or affiliate, or banks, from acting as investment adviser, transfer agent, or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. Mercantile, MVA, Service Organizations that are banks or bank affiliates, and broker-dealers that are bank affiliates are subject to such laws and regulations, but believe they may perform the services for the Portfolios contemplated by their respective agreements, this Prospectus and the Statement of Additional Information without violating applicable banking laws and regulations. In addition, State Securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with the provision of services on behalf of the Portfolios and their shareholders, the Fund might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is not expected that investors would suffer any adverse financial consequences as a result of any of these occurrences.

     If current restrictions preventing a bank from legally sponsoring, organizing, controlling or distributing Shares of an investment company were relaxed, Mercantile or an affiliate of Mercantile, would consider the possibility of offering to perform additional services for the Portfolios. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which Mercantile, or such an affiliate, might offer to provide such services.

     Conflict of interest restrictions may apply to the receipt of compensation paid pursuant to a Servicing Agreement by a Portfolio to a financial intermediary in connection with the investment of fiduciary funds in a Portfolio's Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult legal counsel before entering into Servicing Agreements.

EXPENSES

     Except as noted above and in the Statement of Additional Information under "Investment Advisory and Administrative Contracts" and "Custodian and Transfer Agent," the Fund's service contractors bear all expenses in connection with the performance of their services, except that the Distributor is compensated pursuant to the Distribution and Services Plans (as described under "Distribution and Services Plans" above). Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to the Adviser and Administrator, transfer agency fees, fees and expenses of officers and directors who are not affiliated with the Adviser or the Distributor, taxes, interest, legal fees, custodian fees, auditing fees, 12b-1 fees, servicing fees, certain fees and expenses in registering and qualifying a Portfolio and its Shares for distribution under Federal and state securities laws, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, the expense of reports to shareholders, shareholders' meetings and proxy solicitations, fidelity bond and directors and officers liability insurance premiums, the expense of using independent pricing services and other expenses which are not expressly assumed by the Adviser, Distributor or Administrator under their respective agreements with the Fund. The Fund also pays for brokerage fees, commissions and other transaction charges, if any, in connection with the purchase and sale of portfolio securities. Any general expenses of the Fund that are not readily identifiable as belonging to a particular Portfolio will be allocated among all the Fund's Portfolios by or under the direction of the Board of Directors in a manner the Board determines to be fair and equitable. Any expenses relating only to a particular class of Shares within a Portfolio will be borne solely by such class. (See "Certain Financial Information" and "Management of the Fund" above for additional information regarding expenses of each Portfolio.)

                          OTHER INFORMATION CONCERNING
                            THE FUND AND ITS SHARES

DESCRIPTION OF SHARES

     The Fund was organized on September 9, 1992 as a Maryland corporation, and is a mutual fund of the type known as an "open-end management investment company." The Fund's principal office is located at 3435 Stelzer Road, Columbus, Ohio 43219.

     The Fund's Charter authorizes the Board of Directors to issue up to seven billion full and fractional shares of common stock, and to classify and reclassify any unauthorized and unissued shares into one or more classes of shares. The Board of Directors may similarly classify or reclassify any class of shares into one or more series.

     Pursuant to such authority, the Board of Directors has authorized the issuance of the following series of shares representing interests in the Portfolios, each of which is classified as a diversified company under the 1940
Act: 50 million Trust Shares, 25 million Institutional Shares, 25 million Investor A Shares and 25 million Investor B Shares, representing interests in the Equity Income Portfolio; 50 million Trust Shares, 25 million Investor A Shares and 25 million Investor B Shares, representing interests in the National Municipal Bond Portfolio; and 50 million Trust Shares, 25 million Institutional Shares and 25 million Investor A Shares, representing interests in the Short-Intermediate Corporate Bond Portfolio. Institutional and Trust Shares of these Portfolios are described in separate prospectuses which are available from the Distributor at the telephone number on the cover of this Prospectus. The Board of Directors has also authorized the issuance of additional classes of shares representing interest in other investment portfolios of the Fund, which are likewise described in separate prospectuses available from the Distributor. Shares in the Fund's Portfolios will be issued without Share certificates.

     The Investor A Shares and/or Investor B Shares of the Portfolios are described in this Prospectus. The Portfolios also offer Trust Shares and the Equity Income and Short-Intermediate Corporate Bond Portfolios offer Institutional Shares. Institutional Shares, which are offered to financial institutions acting on behalf of accounts for which they do not exercise investment discretion, and Trust Shares, which are offered for financial institutions acting on their own behalf or on behalf of certain qualified accounts, are sold without a sales charge. Trust, Institutional, Investor A Shares and/or Investor B Shares bear their pro rata portion of all operating expenses paid by a Portfolio, except that Trust Shares and Institutional Shares of a Portfolio bear all payments under the Fund's respective Administrative Services Plans adopted for such Shares and Investor A Shares and Investor B Shares of a Portfolio bear all payments under the Fund's respective Distribution and Services Plans adopted for such Shares. In addition, Institutional Shares of a Portfolio bear the expense of certain sub-transfer agency fees.

     Payments under the Administrative Services Plans for Trust and Institutional Shares are made to Service Organizations for administrative services provided to the Service Organizations' clients or account holders who are the beneficial owners of Trust or Institutional Shares. Payments under the Administrative Services Plans may not exceed .30% (on an annual basis) of the average daily net asset value of a Portfolio's outstanding Trust or Institutional Shares.

     The Fund offers various services and privileges in connection with Investor A Shares and/or Investor B Shares of the Portfolios that are not offered in connection with its Trust Shares or Institutional Shares, including an automatic investment program and an automatic withdrawal plan. In addition, each class of Shares offers different exchange privileges.

     Shareholders are entitled to one vote for each full Share held and proportionate fractional votes for fractional Shares held. Shares of all Portfolios will vote together and not by class unless otherwise required by law or permitted by the Board of Directors. All shareholders of a particular Portfolio will vote together as a single class on matters relating to the Portfolio's investment advisory agreement and investment objective and fundamental policies. Only holders of Trust Shares, however, will vote on matters relating to the Administrative Services Plan for Trust Shares and only holders of Institutional Shares will vote on matters pertaining to the Administrative Services Plan for Institutional Shares. Similarly, only holders of Investor A Shares will vote on matters pertaining to the Distribution and Services Plan for Investor A Shares and only holders of Investor B Shares will vote on matters pertaining to the Distribution and Services Plan for Investor B Shares.

     The Fund is not required, and currently does not intend, to hold annual meetings except as required by the 1940 Act or other applicable law. Upon the written request of the holders of 10% or more of the outstanding Shares, the Fund will call a special meeting to vote on the question of removal of a director.

     Shares of the Fund's Portfolios have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund's outstanding Shares (irrespective of Portfolio or class) may elect all of the Directors. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in this Prospectus, Shares will be fully paid and nonassessable.

MISCELLANEOUS

     As used in this Prospectus, a "vote of a majority of the outstanding Shares" of a Portfolio or class of shares means, with respect to the approval of an investment advisory agreement or Distribution and Services Plan or a change in an investment objective or fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of such Portfolio or class of shares, or (b) 67% or more of the Shares of such Portfolio or class of shares present at a meeting if more than 50% of the outstanding Shares of such Portfolio or class of shares are represented at the meeting in person or by proxy.

     As of the date of this Prospectus, Mercantile and its affiliates possessed, of record on behalf of their underlying customer accounts, voting or investment power with respect to more than 25% of the Fund's outstanding Shares. Therefore, Mercantile may be deemed to be a controlling person of the Fund within the meaning of the 1940 Act.

     Inquiries regarding the Portfolios may be directed to the Fund at 1-800-551-3731.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE PORTFOLIOS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PORTFOLIOS, THE FUND, OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE PORTFOLIOS, THE FUND OR THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------

                               TABLE OF CONTENTS

                                                PAGE
                                                ----
Highlights...................................     3
Certain Financial Information................     5
Expense Summary for Investor Shares..........     6
Investment Objectives, Policies and Risk
  Considerations.............................     9
Pricing of Shares............................    21
How to Purchase and Redeem Shares............    22
  Purchase of Shares.........................    22
  Automatic Investment Program (AIP).........    23
  Applicable Sales Charges -- Investor A
    Shares...................................    24
  Reduced Sales Charges -- Investor A
    Shares...................................    25
  Applicable Sales Charges -- Investor B
    Shares...................................    26
  Exchange Privileges........................    29
  Redemption of Shares.......................    32
  Redemption by Mail.........................    32
  Redemption by Telephone....................    32
  Automatic Withdrawal Plan (AWP)............    33
  Purchase of Shares at Net Asset Value......    33
  Other Exchange or Redemption
    Information..............................    33
Yields and Total Returns.....................    34
Dividends and Distributions..................    35
Taxes........................................    36
Management of the Fund.......................    38
Other Information Concerning the Fund and its
  Shares.....................................    42

                              Investment Adviser:
                       Mississippi Valley Advisors Inc.
                         a wholly-owned subsidiary of
                              Mercantile Bank of
                        St. Louis National Association
                                 Distributor:
                              BISYS Fund Services



                            THE ARCH FUND(R), INC.

                            EQUITY INCOME PORTFOLIO

                       NATIONAL MUNICIPAL BOND PORTFOLIO

                              SHORT-INTERMEDIATE
                           CORPORATE BOND PORTFOLIO
                               INVESTOR A SHARES

                                      AND

                               INVESTOR B SHARES
                                    [LOGO]
                                  PROSPECTUS

                                 MAY 13, 1996
                         (AS REVISED OCTOBER 25, 1996)

                             THE ARCH FUND(R), INC.

                                  (THE "FUND")

                   INVESTOR A SHARES AND INVESTOR B SHARES OF

                        THE ARCH EQUITY INCOME PORTFOLIO
                   THE ARCH NATIONAL MUNICIPAL BOND PORTFOLIO
              THE ARCH SHORT-INTERMEDIATE CORPORATE BOND PORTFOLIO

                       SUPPLEMENT DATED OCTOBER 25, 1996
                        TO PROSPECTUS DATED MAY 13, 1996
                         (AS REVISED OCTOBER 25, 1996)

     The Fund is not currently offering Investor A Shares or Investor B Shares of the ARCH Equity Income Portfolio or Investor A Shares of the ARCH Short-Intermediate Corporate Bond Portfolio.